PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2015 (In apartment units)

	Same Store	Non Same Store	In Lease-Up	Total Completed Communities	Current Development Units Delivered	Total

Atlanta, GA	5,594	480	—	6,074	—	6,074
Austin, TX	5,838	—	—	5,838	—	5,838
Charlotte, NC	4,648	353	—	5,001	—	5,001
Raleigh/Durham, NC	4,663	—	—	4,663	—	4,663
Fort Worth, TX	4,519	—	—	4,519	—	4,519
Dallas, TX	3,979	1,318	—	5,297	—	5,297
Nashville, TN	3,207	349	220	3,776	—	3,776
Tampa, FL	2,878	—	—	2,878	—	2,878
Orlando, FL	2,718	934	—	3,652	—	3,652
Houston, TX	2,597	635	—	3,232	—	3,232
Phoenix, AZ	1,976	—	325	2,301	—	2,301
South Florida	480	—	—	480	—	480
Las Vegas, NV	721	—	—	721	—	721
Large Markets	43,818	4,069	545	48,432	—	48,432

Jacksonville, FL	3,202	—	—	3,202	115	3,317
Charleston, SC	2,648	—	—	2,648	—	2,648
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	1,668	—	254	1,922	—	1,922
Memphis, TN	1,811	204	—	2,015	—	2,015
Birmingham, AL	1,462	—	—	1,462	—	1,462
Greenville, SC	1,748	—	—	1,748	—	1,748
San Antonio, TX	1,176	328	—	1,504	—	1,504
Huntsville, AL	1,380	—	—	1,380	—	1,380
Norfolk/Hampton/VA Beach, VA	1,033	—	—	1,033	—	1,033
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Lexington, KY	924	—	—	924	—	924
Chattanooga, TN	943	—	—	943	—	943
Other	4,735	3,086	—	7,821	—	7,821
Secondary Markets	27,558	3,618	254	31,430	115	31,545
Total Multifamily Units	71,376	7,687	799	79,862	115	79,977

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of June 30, 2015			Average Effective Rent for the Three Months Ended June 30, 2015	As of June 30, 2015
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$659,843	8.3%	96.4%	$1,057	6,074
Charlotte, NC		$605,055	7.6%	96.8%	$959	5,001
Austin, TX		$572,120	7.2%	95.9%	$1,031	5,838
Raleigh/Durham, NC		$545,608	6.9%	96.6%	$935	4,663
Dallas, TX		$540,285	6.8%	96.8%	$1,064	5,297
Orlando, FL		$477,805	6.0%	96.9%	$1,108	3,652
Fort Worth, TX		$380,468	4.8%	96.6%	$952	4,519
Nashville, TN		$337,019	4.2%	96.8%	$1,075	3,556
Tampa, FL		$303,110	3.8%	96.2%	$1,061	2,878
Houston, TX		$280,063	3.5%	96.3%	$1,052	3,232
Phoenix, AZ		$235,291	3.0%	96.6%	$919	1,976
Las Vegas, NV		$65,797	0.8%	94.9%	$808	721
South Florida		$58,107	0.7%	96.0%	$1,491	480
Large Markets		$5,060,571	63.6%	96.5%	$1,023	47,887

Charleston, SC		$260,348	3.3%	97.2%	$1,017	2,648
Jacksonville, FL		$246,651	3.1%	97.5%	$932	3,202
Savannah, GA		$223,821	2.8%	97.3%	$970	2,219
Richmond, VA		$187,635	2.4%	97.2%	$944	1,668
Fredericksburg, VA		$156,699	2.0%	96.7%	$1,188	1,001
San Antonio, TX		$156,095	2.0%	97.6%	$1,046	1,504
Birmingham, AL		$144,424	1.8%	96.9%	$936	1,462
Memphis, TN		$135,867	1.7%	96.6%	$847	2,015
Huntsville, AL		$113,020	1.4%	94.6%	$751	1,380
Little Rock, AR		$112,872	1.4%	96.3%	$876	1,368
Kansas City, MO		$98,855	1.3%	96.3%	$1,240	621
Norfolk, Hampton, VA Beach, VA		$98,235	1.2%	97.2%	$969	1,033
Greenville, SC		$95,489	1.2%	97.5%	$755	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$139,696	1.8%	97.8%	$949	1,790
North Carolina		$101,775	1.3%	96.5%	$704	1,562
Kentucky		$89,824	1.1%	97.4%	$815	1,308
Mississippi		$71,065	0.9%	97.1%	$843	1,241
Georgia		$66,504	0.8%	93.5%	$782	1,008
Alabama		$59,410	0.8%	99.0%	$901	628
Virginia		$47,954	0.6%	96.8%	$1,334	251
Tennessee		$46,742	0.6%	97.7%	$756	943
South Carolina		$35,543	0.4%	96.7%	$762	576
Secondary Markets		$2,688,524	33.9%	97.0%	$908	31,176

Subtotal		$7,749,095	97.5%	96.7%	$978	79,063

Phoenix, AZ	Large	$55,758	0.7%	83.4%	$1,346	325	325
Nashville, TN	Large	$38,346	0.5%	62.3%	$1,210	220	220
Orlando, FL	Large	$4,388	0.1%	0.0%	$—	—	314
Richmond, VA	Secondary	$43,263	0.5%	80.3%	$1,264	254	254
Jacksonville, FL	Secondary	$38,373	0.5%	62.6%	$1,358	115	294
Fredericksburg, VA	Secondary	$7,826	0.1%	0.0%	$—	—	120
Charleston, SC	Secondary	$4,531	0.1%	0.0%	$—	—	78
Lease-up and Development		$192,485	2.5%	74.8%	$1,292	914	1,605

Total Wholly Owned Multifamily Communities		$7,941,580	100.0%	96.4%	$981	79,977	80,668

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME
Dollars in thousands

	Apartment	Gross Real	Three Months Ended
	Units	Estate Assets	June 30, 2015	June 30, 2014	Percent Change
Property Revenue
Same Store Communities	71,376	$6,762,848	$226,983	$213,364	6.4%
Non-Same Store Communities	7,687	986,246	28,839	30,565
Lease up/Development Communities	914	192,486	887	4
Total Multifamily Portfolio	79,977	$7,941,580	$256,709	$243,933
Commercial Property/Land	—	$50,640	$2,182	$1,311
Total Property Revenue	79,977	$7,992,220	$258,891	$245,244

Property Expenses
Same Store Communities	71,376	$6,762,848	$88,652	$84,686	4.7%
Non-Same Store Communities	7,687	986,246	11,182	12,549
Lease up/Development Communities	914	192,486	456	54
Total Multifamily Portfolio	79,977	$7,941,580	$100,290	$97,289
Commercial Property/Land	—	$50,640	$566	$609
Total Property Expenses	79,977	$7,992,220	$100,856	$97,898

Property Net Operating Income
Same Store Communities	71,376	$6,762,848	$138,331	$128,678	7.5%
Non-Same Store Communities	7,687	986,246	17,657	18,016
Lease up/Development Communities	914	192,486	431	(50)
Total Multifamily Portfolio	79,977	$7,941,580	$156,419	$146,644
Commercial Property/Land	—	$50,640	$1,616	$702
Total Property Net Operating Income	79,977	$7,992,220	$158,035	$147,346	7.3%

COMPONENTS OF SAME STORE PROPERTY EXPENSES
Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2015	June 30, 2014	Percent Increase/(Decrease)	June 30, 2015	June 30, 2014	Percent Increase/(Decrease)
Personnel	$22,734	$21,543	5.5%	$44,681	$42,448	5.3%
Building Repair and Maintenance	11,734	11,363	3.3%	21,914	21,549	1.7%
Utilities	19,338	19,004	1.8%	38,566	37,668	2.4%
Marketing	2,957	2,893	2.2%	5,770	5,342	8.0%
Office Operations	3,255	2,987	9.0%	6,547	6,015	8.8%
Property Taxes	25,712	24,027	7.0%	51,030	48,361	5.5%
Insurance	2,922	2,869	1.8%	5,808	5,917	(1.8)%
Total Property Expenses	$88,652	$84,686	4.7%	$174,316	$167,300	4.2%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

		Average Physical Occupancy
	Percent of Same Store	Three months ended June 30, 2015	Three months ended June 30, 2014
Atlanta, GA	8.4%	96.1%	94.2%
Austin, TX	7.8%	95.6%	95.0%
Charlotte, NC	6.9%	96.8%	96.1%
Raleigh/Durham, NC	6.9%	96.1%	94.0%
Fort Worth, TX	5.9%	95.7%	95.4%
Dallas, TX	5.8%	96.0%	95.3%
Nashville, TN	5.4%	96.0%	96.1%
Tampa, FL	4.5%	96.4%	95.4%
Orlando, FL	4.3%	96.8%	94.9%
Houston, TX	3.4%	96.1%	96.3%
Phoenix, AZ	2.8%	95.7%	93.7%
South Florida	1.0%	96.5%	95.2%
Las Vegas, NV	0.9%	95.3%	92.0%
Large Markets	64.0%	96.1%	95.0%

Jacksonville, FL	4.3%	96.5%	94.9%
Charleston, SC	4.3%	96.6%	96.6%
Savannah, GA	3.2%	96.2%	96.4%
Richmond, VA	2.5%	96.3%	96.1%
Memphis, TN	2.0%	96.2%	94.1%
Birmingham, AL	1.9%	96.3%	94.9%
Greenville, SC	1.9%	96.0%	96.5%
Little Rock, AR	1.7%	94.7%	94.5%
Jackson, MS	1.6%	96.6%	95.1%
San Antonio, TX	1.6%	95.8%	95.7%
Huntsville, AL	1.5%	94.8%	95.3%
Norfolk, Hampton, VA Beach, VA	1.5%	96.3%	93.9%
Lexington, KY	1.1%	97.1%	95.6%
Chattanooga, TN	1.0%	97.0%	96.0%
Other	5.9%	96.5%	95.3%
Secondary Markets	36.0%	96.2%	95.5%

Total Same Store	100.0%	96.2%	95.2%

Supplemental Data S-4

NOI BRIDGE
Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014

NOI
MAA same store	$138,331	$136,309	$128,678	$274,640	$257,538
Non-same store	19,704	21,594	18,668	41,298	37,434
Total NOI	158,035	157,903	147,346	315,938	294,972
Held for sale NOI included above	—	(486)	—	—	(1,102)
Management fee income	—	—	61	—	143
Depreciation and amortization	(74,396)	(73,112)	(69,631)	(147,508)	(159,644)
Acquisition expense	(1,159)	(339)	(947)	(1,499)	(958)
Property management expenses	(6,986)	(8,493)	(9,579)	(15,478)	(16,590)
General and administrative expenses	(6,657)	(6,566)	(5,212)	(13,224)	(9,554)
Merger related expenses	—	—	(795)	—	(2,871)
Integration related expenses	—	—	(3,151)	—	(6,993)
Interest and other non-property income (expense)	29	(157)	899	(180)	1,040
Interest Expense	(29,528)	(29,931)	(30,163)	(59,459)	(60,839)
Loss on debt extinguishment	(3)	(3,376)	—	(3,379)	—
Amortization of deferred financing costs	(905)	(917)	(1,174)	(1,822)	(2,485)
Gain on sale of depreciable real estate assets excluded from discontinued operations	105,182	30,228	3,658	135,410	6,222
Net casualty gain (loss) and other settlement proceeds	510	(19)	(295)	490	(305)
Income tax expense	(398)	(510)	(523)	(907)	(793)
Gain (loss) on sale of non-depreciable real estate assets	172	—	(22)	172	535
(Loss) gain from real estate joint ventures	(23)	19	2,919	(4)	2,895
Discontinued operations	—	433	(5)	—	5,427
Net income attributable to noncontrolling interests	(7,574)	(3,410)	(1,773)	(10,984)	(2,621)
Net income attributable to MAA	$136,299	$61,267	$31,613	$197,566	$46,479

Supplemental Data S-5

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q2 2015	Q2 2014	% Chg	Q2 2015	Q2 2014	% Chg	Q2 2015	Q2 2014	% Chg	Q2 2015	Q2 2014	% Chg	Q2 2015	Q2 2014	% Chg
Atlanta, GA	$19,278	$17,529	10.0%	$7,575	$7,387	2.5%	$11,703	$10,142	15.4%	$1,195	$1,109	7.8%	$1,028	$961	7.0%
Austin, TX	19,705	18,420	7.0%	8,948	8,401	6.5%	10,757	10,019	7.4%	1,176	1,107	6.2%	1,031	972	6.1%
Charlotte, NC	14,566	13,644	6.8%	4,993	4,827	3.4%	9,573	8,817	8.6%	1,079	1,018	6.0%	942	898	4.9%
Raleigh/Durham, NC	14,501	13,571	6.9%	4,982	4,766	4.5%	9,519	8,805	8.1%	1,078	1,032	4.5%	935	914	2.3%
Fort Worth, TX	14,311	13,420	6.6%	6,092	5,714	6.6%	8,219	7,706	6.7%	1,103	1,038	6.3%	952	896	6.3%
Dallas, TX	13,689	12,953	5.7%	5,718	5,433	5.2%	7,971	7,520	6.0%	1,194	1,139	4.8%	1,061	1,012	4.8%
Nashville, TN	11,168	10,760	3.8%	3,756	3,578	5.0%	7,412	7,182	3.2%	1,209	1,163	4.0%	1,074	1,026	4.7%
Tampa, FL	10,079	9,478	6.3%	3,883	3,721	4.4%	6,196	5,757	7.6%	1,212	1,151	5.3%	1,061	1,006	5.5%
Orlando, FL	9,721	8,952	8.6%	3,710	3,508	5.8%	6,011	5,444	10.4%	1,231	1,157	6.4%	1,090	1,026	6.2%
Houston, TX	8,565	8,080	6.0%	3,853	3,428	12.4%	4,712	4,652	1.3%	1,144	1,077	6.2%	1,015	952	6.6%
Phoenix, AZ	6,003	5,599	7.2%	2,176	2,103	3.5%	3,827	3,496	9.5%	1,058	1,008	5.0%	919	869	5.8%
South Florida	2,262	2,108	7.3%	847	823	2.9%	1,415	1,285	10.1%	1,627	1,538	5.8%	1,491	1,430	4.3%
Las Vegas, NV	1,973	1,807	9.2%	708	681	4.0%	1,265	1,126	12.3%	957	908	5.4%	808	780	3.6%
Large Markets	$145,821	$136,321	7.0%	$57,241	$54,370	5.3%	$88,580	$81,951	8.1%	$1,154	$1,091	5.8%	$1,010	$958	5.4%

Jacksonville, FL	$9,463	$9,014	5.0%	$3,519	$3,544	(0.7)%	$5,944	$5,470	8.7%	$1,021	$989	3.2%	$932	$900	3.6%
Charleston, SC	9,025	8,357	8.0%	3,125	3,009	3.9%	5,900	5,348	10.3%	1,176	1,090	7.9%	1,017	951	6.9%
Savannah, GA	7,157	6,700	6.8%	2,704	2,586	4.6%	4,453	4,114	8.2%	1,118	1,044	7.1%	970	926	4.8%
Richmond, VA	5,220	4,978	4.9%	1,790	1,705	5.0%	3,430	3,273	4.8%	1,083	1,035	4.6%	944	914	3.3%
Memphis, TN	5,008	4,841	3.4%	2,278	2,199	3.6%	2,730	2,642	3.3%	958	947	1.2%	852	839	1.5%
Birmingham, AL	4,608	4,423	4.2%	1,981	1,746	13.5%	2,627	2,677	(1.9)%	1,091	1,063	2.6%	936	941	(0.5)%
Greenville, SC	4,405	4,127	6.7%	1,808	1,738	4.0%	2,597	2,389	8.7%	875	815	7.4%	755	710	6.3%
San Antonio, TX	3,873	3,737	3.6%	1,657	1,538	7.7%	2,216	2,199	0.8%	1,146	1,107	3.5%	1,024	991	3.3%
Huntsville, AL	3,501	3,449	1.5%	1,390	1,364	1.9%	2,111	2,085	1.2%	892	874	2.1%	751	741	1.3%
Norfolk, Hampton, VA Beach, VA	3,401	3,224	5.5%	1,357	1,427	(4.9)%	2,044	1,797	13.7%	1,140	1,108	2.9%	969	963	0.6%
Little Rock, AR	3,776	3,746	0.8%	1,418	1,372	3.4%	2,358	2,374	(0.7)%	972	966	0.6%	876	875	0.1%
Jackson, MS	3,553	3,361	5.7%	1,332	1,299	2.5%	2,221	2,062	7.7%	988	949	4.1%	843	821	2.7%
Lexington, KY	2,488	2,320	7.2%	939	876	7.2%	1,549	1,444	7.3%	925	875	5.7%	830	804	3.2%
Chattanooga, TN	2,456	2,366	3.8%	1,051	1,063	(1.1)%	1,405	1,303	7.8%	895	871	2.8%	756	739	2.3%
Other	13,228	12,400	6.7%	5,062	4,850	4.4%	8,166	7,550	8.2%	965	916	5.3%	847	819	3.4%
Secondary Markets	$81,162	$77,043	5.3%	$31,411	$30,316	3.6%	$49,751	$46,727	6.5%	$1,020	$976	4.5%	$893	$865	3.2%

Total Same Store	$226,983	$213,364	6.4%	$88,652	$84,686	4.7%	$138,331	$128,678	7.5%	$1,102	$1,047	5.3%	$965	$922	4.7%

Supplemental Data S-6

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q2 2015	Q1 2015	% Chg	Q2 2015	Q1 2015	% Chg	Q2 2015	Q1 2015	% Chg	Q2 2015	Q1 2015	% Chg	Q2 2015	Q1 2015	% Chg
Atlanta, GA	$19,278	$18,940	1.8%	$7,575	$7,560	0.2%	$11,703	$11,380	2.8%	$1,195	$1,178	1.4%	$1,028	$1,004	2.4%
Austin, TX	19,705	19,287	2.2%	8,948	8,551	4.6%	10,757	10,736	0.2%	1,176	1,153	2.0%	1,031	1,012	1.9%
Charlotte, NC	14,566	14,204	2.5%	4,993	4,697	6.3%	9,573	9,507	0.7%	1,079	1,059	1.9%	942	926	1.7%
Raleigh/Durham, NC	14,501	14,093	2.9%	4,982	4,645	7.3%	9,519	9,448	0.8%	1,078	1,056	2.1%	935	923	1.3%
Fort Worth, TX	14,311	13,992	2.3%	6,092	6,005	1.4%	8,219	7,987	2.9%	1,103	1,082	1.9%	952	935	1.8%
Dallas, TX	13,689	13,529	1.2%	5,718	5,776	(1.0)%	7,971	7,753	2.8%	1,194	1,184	0.8%	1,061	1,045	1.5%
Nashville, TN	11,168	10,725	4.1%	3,756	3,550	5.8%	7,412	7,175	3.3%	1,209	1,181	2.4%	1,074	1,056	1.7%
Tampa, FL	10,079	9,968	1.1%	3,883	3,889	(0.2)%	6,196	6,079	1.9%	1,212	1,197	1.3%	1,061	1,042	1.8%
Orlando, FL	9,721	9,443	2.9%	3,710	3,538	4.9%	6,011	5,905	1.8%	1,231	1,198	2.8%	1,090	1,065	2.3%
Houston, TX	8,565	8,477	1.0%	3,853	3,749	2.8%	4,712	4,728	(0.3)%	1,144	1,133	1.0%	1,015	1,000	1.5%
Phoenix, AZ	6,003	5,922	1.4%	2,176	2,134	2.0%	3,827	3,788	1.0%	1,058	1,039	1.8%	919	905	1.5%
South Florida	2,262	2,227	1.6%	847	803	5.5%	1,415	1,424	(0.6)%	1,627	1,587	2.5%	1,491	1,459	2.2%
Las Vegas, NV	1,973	1,914	3.1%	708	700	1.1%	1,265	1,214	4.2%	957	933	2.6%	808	792	2.0%
Large Markets	$145,821	$142,721	2.2%	$57,241	$55,597	3.0%	$88,580	$87,124	1.7%	$1,154	$1,134	1.8%	$1,010	$992	1.8%

Jacksonville, FL	$9,463	$9,354	1.2%	$3,519	$3,411	3.2%	$5,944	$5,943	—%	$1,021	$1,009	1.2%	$932	$919	1.4%
Charleston, SC	9,025	8,695	3.8%	3,125	3,072	1.7%	5,900	5,623	4.9%	1,176	1,148	2.4%	1,017	999	1.8%
Savannah, GA	7,157	6,921	3.4%	2,704	2,455	10.1%	4,453	4,466	(0.3)%	1,118	1,091	2.5%	970	958	1.3%
Richmond, VA	5,220	5,116	2.0%	1,790	1,800	(0.6)%	3,430	3,316	3.4%	1,083	1,073	0.9%	944	933	1.2%
Memphis, TN	5,008	4,843	3.4%	2,278	2,184	4.3%	2,730	2,659	2.7%	958	950	0.8%	852	844	0.9%
Birmingham, AL	4,608	4,494	2.5%	1,981	1,771	11.9%	2,627	2,723	(3.5)%	1,091	1,079	1.1%	936	932	0.4%
Greenville, SC	4,405	4,286	2.8%	1,808	1,650	9.6%	2,597	2,636	(1.5)%	875	859	1.9%	755	742	1.8%
San Antonio, TX	3,873	3,842	0.8%	1,657	1,684	(1.6)%	2,216	2,158	2.7%	1,146	1,130	1.4%	1,024	1,010	1.4%
Huntsville, AL	3,501	3,458	1.2%	1,390	1,354	2.7%	2,111	2,104	0.3%	892	884	0.9%	751	741	1.3%
Norfolk, Hampton, VA Beach, VA	3,401	3,331	2.1%	1,357	1,290	5.2%	2,044	2,041	0.1%	1,140	1,129	1.0%	969	965	0.4%
Little Rock, AR	3,776	3,788	(0.3)%	1,418	1,376	3.1%	2,358	2,412	(2.2)%	972	978	(0.6)%	876	876	0.0%
Jackson, MS	3,553	3,450	3.0%	1,332	1,281	4.0%	2,221	2,169	2.4%	988	966	2.3%	843	840	0.4%
Lexington, KY	2,488	2,419	2.9%	939	885	6.1%	1,549	1,534	1.0%	925	909	1.8%	830	815	1.8%
Chattanooga, TN	2,456	2,426	1.2%	1,051	1,041	1.0%	1,405	1,385	1.4%	895	881	1.6%	756	744	1.6%
Other	13,228	12,829	3.1%	5,062	4,813	5.2%	8,166	8,016	1.9%	965	951	1.5%	847	834	1.6%
Secondary Markets	$81,162	$79,252	2.4%	$31,411	$30,067	4.5%	$49,751	$49,185	1.2%	$1,020	$1,006	1.4%	$893	$882	1.2%

Total Same Store	$226,983	$221,973	2.3%	$88,652	$85,664	3.5%	$138,331	$136,309	1.5%	$1,102	$1,085	1.6%	$965	$949	1.7%

Supplemental Data S-7

MULTIFAMILY SAME STORE YEAR TO DATE COMPARISONS AS OF JUNE 30, 2015
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg
Atlanta, GA	$38,218	$34,958	9.3%	$15,135	$14,694	3.0%	$23,083	$20,264	13.9%	$1,187	$1,104	7.5%	$1,016	$952	6.7%
Austin, TX	38,992	36,570	6.6%	17,499	16,594	5.5%	21,493	19,976	7.6%	1,164	1,100	5.8%	1,021	965	5.8%
Charlotte, NC	28,770	27,135	6.0%	9,690	9,360	3.5%	19,080	17,775	7.3%	1,069	1,013	5.5%	934	892	4.7%
Raleigh/Durham, NC	28,594	27,143	5.3%	9,627	9,128	5.5%	18,967	18,015	5.3%	1,067	1,031	3.5%	929	911	2.0%
Fort Worth, TX	28,303	26,686	6.1%	12,097	11,623	4.1%	16,206	15,063	7.6%	1,093	1,033	5.8%	944	890	6.1%
Dallas, TX	27,218	25,814	5.4%	11,494	11,165	2.9%	15,724	14,649	7.3%	1,189	1,135	4.8%	1,053	1,006	4.7%
Nashville, TN	21,893	21,185	3.3%	7,306	7,178	1.8%	14,587	14,007	4.1%	1,195	1,149	4.0%	1,065	1,019	4.5%
Tampa, FL	20,047	18,955	5.8%	7,772	7,445	4.4%	12,275	11,510	6.6%	1,204	1,150	4.7%	1,051	1,004	4.7%
Orlando, FL	19,164	17,939	6.8%	7,248	6,904	5.0%	11,916	11,035	8.0%	1,215	1,155	5.2%	1,078	1,023	5.4%
Houston, TX	17,042	16,030	6.3%	7,602	6,998	8.6%	9,440	9,032	4.5%	1,138	1,071	6.3%	1,008	945	6.7%
Phoenix, AZ	11,925	11,157	6.9%	4,310	4,209	2.4%	7,615	6,948	9.6%	1,049	999	5.0%	912	864	5.6%
South Florida	4,489	4,217	6.5%	1,650	1,584	4.2%	2,839	2,633	7.8%	1,607	1,540	4.4%	1,475	1,430	3.1%
Las Vegas, NV	3,887	3,610	7.7%	1,408	1,347	4.5%	2,479	2,263	9.5%	945	901	4.9%	800	777	3.0%
Large Markets	$288,542	$271,399	6.3%	$112,838	$108,229	4.3%	$175,704	$163,170	7.7%	$1,144	$1,086	5.3%	$1,001	$952	5.1%

Jacksonville, FL	$18,817	$18,009	4.5%	$6,930	$6,910	0.3%	$11,887	$11,099	7.1%	$1,015	$986	2.9%	$926	$902	2.7%
Charleston, SC	17,720	16,498	7.4%	6,197	5,878	5.4%	11,523	10,620	8.5%	1,162	1,082	7.4%	1,008	944	6.8%
Savannah, GA	14,078	13,240	6.3%	5,159	4,865	6.0%	8,919	8,375	6.5%	1,105	1,036	6.7%	964	917	5.1%
Richmond, VA	10,336	9,875	4.7%	3,590	3,370	6.5%	6,746	6,505	3.7%	1,078	1,030	4.7%	938	909	3.2%
Memphis, TN	9,851	9,686	1.7%	4,462	4,361	2.3%	5,389	5,325	1.2%	954	944	1.1%	848	836	1.4%
Birmingham, AL	9,102	8,838	3.0%	3,752	3,400	10.4%	5,350	5,438	(1.6)%	1,085	1,059	2.5%	934	935	(0.1)%
Greenville, SC	8,691	8,150	6.6%	3,458	3,327	3.9%	5,233	4,823	8.5%	867	815	6.4%	749	706	6.1%
San Antonio, TX	7,715	7,412	4.1%	3,341	3,131	6.7%	4,374	4,281	2.2%	1,138	1,104	3.1%	1,017	993	2.4%
Huntsville, AL	6,959	6,891	1.0%	2,744	2,681	2.3%	4,215	4,210	0.1%	888	875	1.5%	746	740	0.8%
Norfolk, Hampton, VA Beach, VA	6,732	6,481	3.9%	2,647	2,581	2.6%	4,085	3,900	4.7%	1,134	1,111	2.1%	967	964	0.3%
Little Rock, AR	7,564	7,524	0.5%	2,794	2,765	1.0%	4,770	4,759	0.2%	975	967	0.8%	876	873	0.3%
Jackson, MS	7,003	6,651	5.3%	2,613	2,528	3.4%	4,390	4,123	6.5%	977	945	3.4%	841	819	2.7%
Lexington, KY	4,907	4,600	6.7%	1,824	1,720	6.0%	3,083	2,880	7.0%	917	871	5.3%	822	800	2.8%
Chattanooga, TN	4,882	4,713	3.6%	2,092	2,066	1.3%	2,790	2,647	5.4%	888	871	2.0%	750	739	1.5%
Other	26,057	24,871	4.8%	9,875	9,488	4.1%	16,182	15,383	5.2%	958	919	4.2%	840	816	2.9%
Secondary Markets	$160,414	$153,439	4.5%	$61,478	$59,071	4.1%	$98,936	$94,368	4.8%	$1,013	$974	4.0%	$888	$862	3.0%

Total Same Store	$448,956	$424,838	5.7%	$174,316	$167,300	4.2%	$274,640	$257,538	6.6%	$1,094	$1,043	4.9%	$957	$917	4.4%

Supplemental Data S-8

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of June 30, 2015				Initial			Development Costs
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date	Cost	Q2 2015	After

220 Riverside	Jacksonville, FL	294	115	186	4Q12	2Q15	3Q15	2Q16	$42,700	$38,373	$4,327
Station Square at Cosner's Corner II	Fredericksburg, VA	120	—	—	1Q15	4Q15	4Q15	4Q16	20,100	7,826	12,274
River's Walk Phase II	Charleston, SC	78	—	—	2Q15	2Q16	3Q16	4Q16	14,700	4,531	10,169
CG at Randal Lakes Phase II	Orlando, FL	314	—	—	2Q15	3Q16	2Q17	4Q17	41,300	4,388	36,912
Total Active		806	115	186					$118,800	$55,118	$63,682

MULTIFAMILY LEASE-UP COMMUNITIES

		As of June 30, 2015
		Total	Percent	Construction	Expected
	MSA	Units	Occupied	Finished	Stabilized
CG at Bellevue Phase II	Nashville, TN	220	62.3%	2Q15	1Q16
Retreat at West Creek	Richmond, VA	254	80.3%	(1)	1Q16
SkySong	Phoenix, AZ	325	83.4%	(1)	1Q16
Total		799	76.6%

(1) Properties were acquired while still in lease-up and construction was complete prior to acquisition by MAA.

2015 ACQUISITION ACTIVITY

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date
Residences at Burlington Creek	Kansas City, Missouri	298	2014	January 15, 2015
SkySong	Scottsdale, Arizona	325	2014	June 11, 2015
Retreat at West Creek	Richmond, Virginia	254	2015	June 15, 2015
Total Multifamily Acquisitions		877

Land Acquisitions	Location	Acres	Year Built	Closing Date
River's Walk (4 outparcels)	Charleston, South Carolina	2.5		Q1/Q2 2015 - various
Total Land Acquisitions		2.5

Supplemental Data S-9

2015 DISPOSITION ACTIVITY

Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Vistas	Macon, Georgia	144	1985	February 26, 2015
Austin Chase	Macon, Georgia	256	1996	February 26, 2015
Fairways at Hartland	Bowling Green, Kentucky	240	1996	February 26, 2015
Fountain Lake	Brunswick, Georgia	113	1983	March 25, 2015
Westbury Creek	Augusta, Georgia	120	1984	April 1, 2015
Bradford Pointe	Augusta, Georgia	192	1986	April 1, 2015
Woodwinds	Aiken, South Carolina	144	1988	April 1, 2015
Colony at South Park	Aiken, South Carolina	184	1989	April 1, 2015
Huntington Chase	Warner Robbins, Georgia	200	1997	April 29, 2015
Southland Station	Warner Robbins, Georgia	304	1988	April 29, 2015
Sutton Place	Memphis, TN MSA	253	1991	April 29, 2015
Oaks	Jackson, Tennessee	100	1978	April 29, 2015
Bradford Chase	Jackson, Tennessee	148	1987	April 29, 2015
Woods of Post House	Jackson, Tennessee	122	1997	April 29, 2015
Post House North	Jackson, Tennessee	145	1987	April 29, 2015
Post House Jackson	Jackson, Tennessee	150	1987	April 29, 2015
Anatole	Daytona Beach, Florida	208	1986	April 29, 2015
Paddock Park	Ocala, Florida	480	1986	April 29, 2015
Whisperwood	Columbus, Georgia	1,008	1986	July 1, 2015
Colonial Grand at Wilmington	Wilmington, North Carolina	390	2002	July 1, 2015
Savannah Creek	Memphis, TN MSA	204	1989	July 1, 2015
Total Multifamily Dispositions		5,105

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date
Colonial Promenade Craft Farms	Gulf Shores, Alabama	67,735	2010	April 28, 2015
Total Commercial Dispositions		67.735

Land Dispositions	Location	Acres	Year Built	Closing Date
Colonial Promenade Craft Farms	Gulf Shores, Alabama	0.23		April 28, 2015
Total Land Dispositions		0.23

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2015
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES
		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Fixed Rate or Swapped	$1,131,373	3.8	4.0%
Variable Rate - Capped (1) (2)	176,635	1.2	0.9%
Total Secured Fixed or Hedged Rate Debt	1,308,008	3.5	3.6%
Variable Rate	105,785	0.1	0.7%
Total Secured Debt	1,413,793	3.2	3.4%
Unsecured Debt
Fixed Rate or Swapped	1,869,451	4.8	4.0%
Variable Rate	159,000	0.1	1.3%
Total Unsecured Debt	2,028,451	4.5	3.8%
Total Debt	$3,442,244	4.0	3.6%
Total Fixed or Hedged Debt	$3,177,459	4.3	3.9%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps.

(2)	Includes an $11.6 million mortgage with an embedded cap at a 7% all-in interest rate.

OTHER SUMMARIES
			Effective	Average Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,000,824	87.2%	4.0%	4.5
Capped debt	176,635	5.1%	0.9%	1.2
Floating (unhedged) debt	264,785	7.7%	1.1%	0.1
Total	$3,442,244	100.0%	3.6%	4.0

			Effective	Average Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$2,028,451	58.9%	3.8%	4.7
Secured Debt	1,413,793	41.1%	3.4%	3.4
Total	$3,442,244	100.0%	3.6%	4.2

	Total	Percent of	Q2 2015	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$5,627,488	70.4%	$107,959	68.3%
Encumbered gross assets	2,364,732	29.6%	50,076	31.7%
Total	$7,992,220	100.0%	$158,035	100.0%

Supplemental Data S-11

DEBT AND DEBT COVENANTS AS OF June 30, 2015 (CONTINUED)
Dollars in thousands

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2015	$208,432	$—	$208,432	5.3%	$51,635	$260,067
2016	110,028	—	110,028	5.9%	75,000	185,028
2017	130,043	300,000	430,043	2.2%	25,000	455,043
2018	143,077	250,000	393,077	2.9%	25,000	418,077
2019	573,900	—	573,900	5.7%	—	573,900
Thereafter	1,285,344	—	1,285,344	4.4%	—	1,285,344
Total	$2,450,824	$550,000	$3,000,824	4.2%	$176,635	$3,177,459	4.3

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2015	$80,785	$—	$35,135	$188,398	$304,318
2016	80,000	—	34,782	77,432	$192,214
2017	80,000	159,000	62,043	168,070	$469,113
2018	80,000	—	93,077	300,336	$473,413
2019	—	—	553,900	20,000	$573,900
Thereafter	—	—	314,071	1,115,215	$1,429,286
Total	$320,785	$159,000	$1,093,008	$1,869,451	$3,442,244

DEBT COVENANT ANALYSIS

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	42.1%	Yes
Limit on Incurrence of Secured Debt	40% or less	17.3%	Yes
Ratio of Consolidated Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.79x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	276.9%	Yes

Supplemental Data S-12

EBITDA AND BALANCE SHEET RATIOS
Dollars in thousands
	Three Months	Twelve Months
	Ended	Ended
	June 30,	June 30,
	2015	2015
Consolidated net income	$143,873	$315,727
Depreciation and amortization	74,396	289,675
Interest expense	29,528	118,084
Loss on debt extinguishment	3	5,965
Amortization of deferred financing costs	905	3,826
Net casualty gain and other settlement proceeds	(510)	(320)
Income tax expense	398	2,165
(Gain) loss on sale of non-depreciable assets	(172)	13
Net casualty gain after insurance and other settlement proceeds on discontinued operations	—	(3)
Gain on sale of depreciable real estate assets excluded from discontinued operations	(105,182)	(171,837)
Gain on disposition within unconsolidated entities	—	(605)
Loss on sale of discontinued operations	—	87
EBITDA	143,239	562,777
Acquisition expense	1,159	2,928
Merger related expenses	—	281
Integration related expenses	—	1,402
Recurring EBITDA	$144,398	$567,388

	Three Months Ended
	June 30,
	2015	2014
Recurring EBITDA/Debt Service	3.90x	3.44x
Fixed Charge Coverage (1)	4.14x	3.58x
Total Debt/Total Capitalization (2)	37.3%	39.0%
Total Debt/Total Gross Assets	41.8%	43.3%
Total Net Debt (3)/Total Gross Assets	41.4%	41.8%
Total Net Debt (3)/Recurring EBITDA (4)	6.01x	6.17x
Unencumbered Assets/Gross Real Estate Assets	70.3%	66.9%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.

(3)	Total Net Debt equals Total Debt less cash and cash equivalents.

(4)	Recurring EBITDA represents the twelve months ended June 30, 2015.

Supplemental Data S-13

2015 GUIDANCE

Full Year 2015
Earnings
Core FFO per Share - diluted	$5.25 to $5.41
Midpoint	$5.33
Core AFFO per Share - diluted	$4.60 to $4.76
Midpoint	$4.68

Same Store Communities:
Number of units	71,376
Property revenue growth	4.5% to 5.5%
Property operating expense growth	4.0% to 5.0%
Property NOI growth	4.5% to 5.5%
Real estate tax expense growth	5.5% to 6.5%

Corporate Expenses:
General and administrative and property management expenses	$56.5 to $58.5 million
Income tax expense	$1.5 to $2.5 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$350 to $450 million
Disposition volume (multifamily)	$354 million
Commercial / land disposition volume	$10 to $20 million
Development investment	$40 to $50 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.0% to 4.3%
Average Effective Interest Rate	3.4% to 3.7%
Capitalized Interest	$1.0 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	40% to 42%
Unencumbered Asset Pool (Percent of Total Gross Assets)	70% to 74%

Non Core Items:
Acquisition expense	$2.0 to $3.5 million
Loss on debt extinguishment/modification	$3.5 to $4.0 million
Projected amortization of debt mark-to-market	$21 to $22 million

MAA provides guidance on Core FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

Supplemental Data S-14

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Positive
Moody's Investors Service (2)	Baa2	Stable
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Earnings release & conference call	Late October	Early February	Late April	Early August

Dividend Information - Common Shares:	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Declaration Date	5/22/2014	9/11/2014	12/3/2014	3/12/2015	5/19/2015
Record Date	7/15/2014	10/15/2014	1/15/2015	4/15/2015	7/15/2015
Payment Date	7/31/2014	10/31/2014	1/30/2015	4/30/2015	7/31/2015
Distributions Per Share	$0.73	$0.73	$0.77	$0.77	$0.77

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but provides quarterly reports, earnings releases and supplemental data upon request.

For recent press releases, 10-Q's, 10-K's and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-15